Fourth Quarter 2016 Supplemental Operating and Financial Data All amounts in this report are unaudited. Government Properties Income Trust Exhibit 99.2Exhibit 99.2Exhibit 99.2

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 TABLE OF CONTENT S 2 TABLE OF CONTENTS CORPORATE INFORMATION PAGE/EXHIBIT Company Profile 6 Investor Information 7 Research Coverage 8 FINANCIALS Key Financial Data 10 Condensed Consolidated Balance Sheets 11 Condensed Consolidated Statements of Income 12 Condensed Consolidated Statements of Cash Flows 13 Debt Summary 14 Debt Maturity Schedule 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants 16 Summary of Capital Expenditures 17 Property Acquisition and Disposition Information Since January 1, 2017 18 Calculation of Property Net Operating Income (NOI) and Cash Basis NOI 19 Calculation of Same Property NOI and Cash Basis NOI 20 Calculation of EBITDA and Adjusted EBITDA 21 Calculation of Funds from Operations (FFO) and Normalized FFO 22 Non-GAAP Financial Measures Definitions 23 PORTFOLIO INFORMATION Portfolio Summary 25 Summary Consolidated and Same Property Results 26 Occupancy and Leasing Summary 28 Leasing Analysis by Tenant Type 29 Tenant List 30 Lease Expiration Schedule 31 EXHIBIT Property Detail A

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S 3 WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR ACQUISITIONS AND SALES OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS OR GOVERNMENT BUDGET CONSTRAINTS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES AND NOT EXERCISE EARLY TERMINATION OPTIONS PURSUANT TO THEIR LEASES OR THAT WE WILL OBTAIN REPLACEMENT TENANTS, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR EXPECTATION THAT WE BENEFIT FINANCIALLY FROM OUR OWNERSHIP INTEREST IN SELECT INCOME REIT, OR SIR, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR EXPECTATION THAT THERE WILL BE OPPORTUNITIES FOR US TO ACQUIRE, AND THAT WE WILL ACQUIRE, ADDITIONAL PROPERTIES IN THE METROPOLITAN WASHINGTON, D.C. MARKET AREA OR ELSEWHERE THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS OR GOVERNMENT CONTRACTOR TENANTS, • OUR EXPECTATIONS REGARDING DEMAND FOR LEASED SPACE BY THE U.S. GOVERNMENT AND STATE AND LOCAL GOVERNMENTS, • OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND • OTHER MATTERS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY WITH RESPECT TO THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED AND WITH RESPECT TO GOVERNMENT TENANCIES, • THE IMPACT OF CHANGES IN THE REAL ESTATE NEEDS AND FINANCIAL CONDITIONS OF THE U.S. GOVERNMENT AND STATE AND LOCAL GOVERNMENTS, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., SIR, AIC AND OTHERS AFFILIATED WITH THEM, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES, OUR WORKING CAPITAL REQUIREMENTS AND OUR RECEIPT OF DISTRIBUTIONS FROM SIR. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED,

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) 4 • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE DISTRIBUTIONS TO OUR SHAREHOLDERS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS OUR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • SOME GOVERNMENT TENANTS MAY EXERCISE THEIR RIGHTS TO VACATE THEIR SPACE BEFORE THE STATED EXPIRATION OF THEIR LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN • THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE CREDIT FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITIES, • THE INTEREST RATES PAYABLE UNDER OUR FLOATING RATE DEBT OBLIGATIONS DEPEND UPON OUR CREDIT RATINGS. BOTH MOODY'S INVESTORS SEVICE, OR MOODY'S, AND STANDARD & POOR'S RATINGS SERVICES, OR S&P, HAVE RECENTLY UPDATED OUR RATING OUTLOOK TO NEGATIVE, WHICH MAY IMPLY THAT OUR CREDIT RATINGS MAY BE DOWNGRADED. IF OUR CREDIT RATINGS ARE DOWNGRADED, OUR BORROWING COSTS WILL INCREASE, • OUR ABILITY TO ACCESS DEBT CAPITAL AND THE COST OF OUR DEBT CAPITAL WILL DEPEND IN PART ON OUR CREDIT RATINGS. BOTH MOODY'S AND S&P HAVE RECENTLY UPDATED OUR RATING OUTLOOK TO NEGATIVE, WHICH MAY IMPLY THAT OUR CREDIT RATINGS MAY BE DOWNGRADED. IF OUR CREDIT RATINGS ARE DOWNGRADED, WE MAY NOT BE ABLE TO ACCESS DEBT CAPITAL OR THE DEBT CAPITAL WE CAN ACCESS MAY BE EXPENSIVE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $2.5 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES; HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS.  HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., SIR, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS.  HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • SIR MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTION TO ITS SHAREHOLDERS, INCLUDING US, • WE MAY BE UNABLE TO SELL OUR SIR COMMON SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES AND ANY SUCH SALE MAY BE AT A DISCOUNT TO MARKET PRICE BECAUSE OF THE LARGE SIZE OF OUR SIR HOLDINGS OR OTHERWISE; WE MAY REALIZE A LOSS ON OUR INVESTMENT IN OUR SIR SHARES, • WE CURRENTLY EXPECT TO SPEND, AS OF JUNE 30, 2017, AN ADDITIONAL $5.5 MILLION TO COMPLETE THE REDEVELOPMENT AND EXPANSION OF A PROPERTY WE OWN PRIOR TO THE COMMENCEMENT OF THE LEASE FOR THAT PROPERTY. IN ADDITION, AS OF JUNE 30, 2017, WE HAVE ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $24.9 MILLION, EXCLUDING THE ESTIMATED DEVELOPMENT COSTS NOTED IN THE PRECEDING SENTENCE. IT IS DIFFICULT TO ACCURATELY ESTIMATE DEVELOPMENT AND TENANT SPACE PREPARATION COSTS. THIS DEVELOPMENT PROJECT AND OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASING AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE, • WE HAVE AGREED TO ACQUIRE FPO AND EXPECT THE FPO TRANSACTION TO BE CONSUMMATED PRIOR TO DECEMBER 31, 2017. THE CONSUMMATION OF THE FPO TRANSACTION IS SUBJECT TO CUSTOMARY CONDITIONS, INCLUDING APPROVAL BY THE HOLDERS OF AT LEAST A MAJORITY OF FPO’S OUTSTANDING COMMON SHARES. WE CANNOT BE SURE THAT SUCH CONDITIONS WILL BE SATISFIED. ACCORDINGLY, THE FPO TRANSACTION MAY NOT CLOSE PRIOR TO DECEMBER 31, 2017 OR AT ALL, OR THE TERMS OF THE FPO TRANSACTION MAY CHANGE, • THE APPROVAL OF THE FPO TRANSACTION BY THE HOLDERS OF AT LEAST A MAJORITY OF FPO’S OUTSTANDING COMMON SHARES MAY BE SOLICITED BY A PROXY STATEMENT WHICH MUST BE FILED WITH THE SEC. THE PROCESS OF PREPARING THE PROXY STATEMENT IS TIME CONSUMING. ACCORDINGLY, WE CANNOT BE SURE THAT THE FPO TRANSACTION WILL BE CONSUMMATED WITHIN A SPECIFIED TIME PERIOD OR AT ALL, AND • WE CURRENTLY EXPECT THE PROCEEDS FROM OUR RECENT COMMON SHARE AND SENIOR NOTES OFFERINGS TO BE USED (DIRECTLY OR INDIRECTLY BY REPAYMENTS AND DRAWINGS UNDER OUR REVOLVING CREDIT FACILITY) TO PARTIALLY FINANCE THE FPO TRANSACTION. IN THE EVENT THE FPO TRANSACTION IS NOT CONSUMMATED, WE EXPECT TO USE THE NET PROCEEDS FROM THE COMMON SHARE OFFERING FOR GENERAL BUSINESS PURPOSES. IF THE FPO TRANSACTION IS NOT CONSUMMATED ON OR PRIOR TO DECEMBER 31, 2017, OR THE MERGER AGREEMENT IS TERMINATED ON OR AT ANY TIME PRIOR TO THAT DATE, WE WILL BE REQUIRED TO REDEEM THE NOTES ISSUED PURSUANT TO OUR RECENT NOTES OFFERING AT 101% OF THE PRINCIPAL AMOUNT OUTSTANDING PLUS ACCRUED AND UNPAID INTEREST. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS CHANGES IN GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017CORPORATE INFORMATION 5 One Memphis Place, Memphis, TN Square Feet: 204,694 Primary Agency Occupant: U.S. Courts

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 COM PAN Y PROFIL E 6 COMPANY PROFILE The Company: Government Properties Income Trust, or GOV, we or us, is a real estate investment trust, or REIT, which primarily owns properties located throughout the United States that are majority leased to government tenants. The majority of our properties are office buildings. As of June 30, 2017, we also own 24.9 million common shares, or approximately 27.9% of the then outstanding common shares, of Select Income REIT (Nasdaq: SIR), or SIR, a REIT which owns properties that are primarily leased to single tenants. We have been investment grade rated since 2010, and we are included in the S&P Small Cap 600 Index, the Russell 2000® index and the MSCI US REIT index. Management: GOV is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly owned REITs and three real estate related operating businesses. In addition to managing GOV, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, and SIR, a REIT which owns properties that are primarily leased to single tenants. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of June 30, 2017, RMR had $27.9 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 53,000 employees. We believe that being managed by RMR is a competitive advantage for GOV because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1440 (f) (617) 219-1441 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: GOV Senior Unsecured Notes due 2046: GOVNI Issuer Ratings: Moody’s: Baa3 Standard & Poor’s: BBB- (1) Excludes one property (one building) classified as discontinued operations as of June 30, 2017. (2) See page 22 for the calculation of Normalized FFO and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to this amount. Total Properties 74 (96 buildings) Total sq. ft. 11,516 Percent Leased 95.0% Q2 2017 Total Rental Income $69,887 Q2 2017 Net Income $11,677 Q2 2017 Normalized FFO (2) $42,412 Key data (as of 6/30/2017)(1): (dollars and sq. ft. in 000s)

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 INVES TOR INFORM ATIO N 7 INVESTOR INFORMATION Board of Trustees Barbara D. Gilmore John L. Harrington Elena Poptodorova Independent Trustee Independent Trustee Independent Trustee Adam D. Portnoy Barry M. Portnoy Jeffrey P. Somers Managing Trustee Managing Trustee Independent Trustee Senior Management David M. Blackman Mark L. Kleifges President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Government Properties Income Trust Financial inquiries should be directed to Mark L. Kleifges, Two Newton Place Chief Financial Officer and Treasurer, at (617) 219-1440 255 Washington Street, Suite 300 or mkleifges@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 219-1440 Investor and media inquiries should be directed to (f) (617) 796-8267 Christopher Ranjitkar, Director, Investor Relations, at (617) 219-1473 or (e-mail) info@govreit.com cranjitkar@rmrgroup.com. (website) www.govreit.com

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 RESEARCH COVERAG E 8 RESEARCH COVERAGE Equity Research Coverage Bank of America Merrill Lynch Research FBR & Co. James Feldman Bryan Maher James.Feldman@baml.com bmaher@fbr.com (646) 855-5808 (646) 885-5423 Jeffries & Company, Inc. JMP Securities Jonathan Petersen Mitch Germain jpetersen@jefferies.com mgermain@jmpsecurities.com (212) 284-1705 (212) 906-3546 Morgan Stanley RBC Capital Markets Sumit Sharma Mike Carroll Sumit.Sharma@morganstanley.com Michael.Carroll@rbccm.com (212) 761-7567 (440) 715-2649 Rating Agencies Moody’s Investors Service Standard & Poor’s Lori Marks Sarah Sherman Lori.marks@moodys.com sarah.sherman@standardandpoors.com (212) 553-1653 (212) 438-3550 GOV is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding GOV’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of GOV or its management. GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 FINANCIALS 9960 Maryland Drive, Richmond, VA Square Feet: 173,932 Agency Occupant: The Commonwealth of Virginia 9 625 Indiana Avenue, Washington, DC Square Feet: 160,897 Primary Agency Occupant: U.S. Courts 9

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 KE Y FINANCIA L D AT A 10 KEY FINANCIAL DATA (dollar and share amounts in thousands, except per share data) (1) Total gross assets is total assets plus accumulated depreciation. (2) See page 19 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (3) See page 21 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. (4) See page 22 for the calculation of FFO and Normalized FFO and a reconciliation of net income determined in accordance with GAAP to those amounts. (5) Annualized distribution yield is the annualized distribution paid during the period divided by the closing price of our common shares at the end of the period. As of and for the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Selected Balance Sheet Data: Total gross assets (1) $ 2,685,114 $ 2,685,291 $ 2,681,870 $ 2,551,044 $ 2,526,611 Total assets $ 2,365,109 $ 2,377,050 $ 2,385,066 $ 2,265,070 $ 2,251,210 Total liabilities $ 1,456,430 $ 1,448,480 $ 1,450,062 $ 1,314,330 $ 1,293,998 Total shareholders' equity $ 908,679 $ 928,570 $ 935,004 $ 950,740 $ 957,212 Selected Income Statement Data: Rental income $ 69,887 $ 69,296 $ 66,030 $ 64,478 $ 64,061 Net income $ 11,677 $ 7,415 $ 12,065 $ 11,578 $ 16,813 NOI (2) $ 42,587 $ 42,521 $ 39,939 $ 37,550 $ 39,556 Adjusted EBITDA (3) $ 52,160 $ 51,893 $ 49,424 $ 47,122 $ 48,949 FFO (4) $ 41,282 $ 37,713 $ 40,637 $ 38,512 $ 43,302 Normalized FFO (4) $ 42,412 $ 39,899 $ 41,533 $ 38,590 $ 43,350 Per Share Data (basic and diluted): Net income $ 0.16 $ 0.10 $ 0.17 $ 0.16 $ 0.24 FFO (4) $ 0.58 $ 0.53 $ 0.57 $ 0.54 $ 0.61 Normalized FFO (4) $ 0.60 $ 0.56 $ 0.58 $ 0.54 $ 0.61 Dividends: Annualized distributions paid per share during period $ 1.72 $ 1.72 $ 1.72 $ 1.72 $ 1.72 Annualized distribution yield (at end of period) (5) 9.4% 8.2% 9.0% 7.6% 7.5% Normalized FFO payout ratio (4) (5) 71.7% 76.8% 74.1% 79.6% 70.5%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CONDENSED CONSOLID ATED BALANCE SHEET S 11 CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) June 30, December 31, 2017 2016 ASSETS Real estate properties: Land $ 269,410 $ 267,855 Buildings and improvements 1,652,535 1,620,905 Total real estate properties, gross 1,921,945 1,888,760 Accumulated depreciation (320,005) (296,804) Total real estate properties, net 1,601,940 1,591,956 Equity investment in Select Income REIT 477,233 487,708 Assets of discontinued operations 12,534 12,541 Acquired real estate leases, net 108,927 124,848 Cash and cash equivalents 12,907 29,941 Restricted cash 344 530 Rents receivable, net 47,717 48,458 Deferred leasing costs, net 21,251 21,079 Other assets, net 82,256 68,005 Total assets $ 2,365,109 $ 2,385,066 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 155,000 $ 160,000 Unsecured term loans, net 547,511 547,171 Senior unsecured notes, net 647,584 646,844 Mortgage notes payable, net 26,991 27,837 Liabilities of discontinued operations 81 45 Accounts payable and other liabilities 64,479 54,019 Due to related persons 5,361 3,520 Assumed real estate lease obligations, net 9,423 10,626 Total liabilities 1,456,430 1,450,062 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 150,000,000 and 100,000,000 shares authorized, respectively, 71,195,178 and 71,177,906 shares issued and outstanding, respectively 712 712 Additional paid in capital 1,473,936 1,473,533 Cumulative net income 115,420 96,329 Cumulative other comprehensive income 42,350 26,957 Cumulative common distributions (723,739) (662,527) Total shareholders’ equity 908,679 935,004 Total liabilities and shareholders’ equity $ 2,365,109 $ 2,385,066

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOME 12 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (dollars and share amounts in thousands, except per share data) (1) General and administrative expenses include estimated business management incentive fee expense of $893 for both the three and six months ended June 30, 2017. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees, which are included in general and administrative and other operating expenses, respectively. Three Months Ended June 30, Six Months Ended June 30, 2017 2016 2017 2016 Rental income $ 69,887 $ 64,061 $ 139,183 $ 127,672 Expenses: Real estate taxes 7,941 7,566 16,118 15,219 Utility expenses 4,172 3,673 8,778 7,847 Other operating expenses 15,187 13,266 29,179 26,177 Depreciation and amortization 20,663 17,985 41,168 36,309 Acquisition related costs — 64 — 216 General and administrative (1) 5,086 4,008 9,048 7,534 Total expenses 53,049 46,562 104,291 93,302 Operating income 16,838 17,499 34,892 34,370 Dividend income 303 363 607 363 Interest income 67 10 128 16 Interest expense (including net amortization of debt premiums and discounts and debt issuance costs of $808, $747, $1,615 and $1,219, respectively) (13,963) (10,314) (27,544) (19,678) Gain on early extinguishment of debt — — — 104 Gain on issuance of shares by Select Income REIT 21 16 21 16 Income from continuing operations before income taxes and equity in earnings of investees 3,266 7,574 8,104 15,191 Income tax expense (25) (35) (43) (50) Equity in earnings of investees 8,581 9,400 11,320 19,334 Income from continuing operations 11,822 16,939 19,381 34,475 Loss from discontinued operations (145) (126) (289) (275) Net income $ 11,677 $ 16,813 $ 19,092 $ 34,200 Weighted average common shares outstanding (basic) 71,088 71,038 71,083 71,034 Weighted average common shares outstanding (diluted) 71,119 71,061 71,109 71,046 Per common share amounts (basic and diluted): Income from continuing operations $ 0.17 $ 0.24 $ 0.27 $ 0.49 Loss from discontinued operations $ — $ — $ — $ — Net income $ 0.16 $ 0.24 $ 0.27 $ 0.48 Additional Data: General and administrative expenses / rental income 7.28% 6.26% 6.50% 5.90% General and administrative expenses / total assets (at end of period) 0.22% 0.18% 0.38% 0.33% Non-cash straight line rent adjustments (2) $ 1,104 $ 435 $ 2,404 $ 584 Lease value amortization included in rental income (2) $ (617) $ (425) $ (1,244) $ (732) Non-cash amortization included in other operating expenses (3) $ 121 $ 121 $ 242 $ 242 Non-cash amortization included in general and administrative expenses (3) $ 151 $ 151 $ 302 $ 302

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CONDENSED CONSOLID ATED S TA TEMENTS OF CASH FLOW S 13 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollar amounts in thousands) For the Six Months Ended June 30, 2017 2016 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 19,092 $ 34,200 Adjustments to reconcile net income to cash provided by operating activities: Depreciation 23,398 20,781 Net amortization of debt premiums and discounts and debt issuance costs 1,615 1,219 Gain on early extinguishment of debt — (104) Straight line rental income (2,404) (584) Amortization of acquired real estate leases 17,209 14,842 Amortization of deferred leasing costs 1,797 1,475 Other non-cash expenses (income), net 193 302 Equity in earnings of investees (11,320) (19,334) Gain on issuance of shares by Select Income REIT (21) (16) Distributions of earnings from Select Income REIT 9,345 17,760 Change in assets and liabilities: Restricted cash 186 678 Deferred leasing costs (2,087) (3,409) Rents receivable 2,872 1,428 Other assets (3,071) 1,120 Accounts payable and accrued expenses 9,871 971 Due to related persons 1,841 692 Net cash provided by operating activities 68,516 72,021 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (12,648) (79,285) Real estate improvements (21,996) (14,149) Distributions in excess of earnings from Select Income REIT 16,072 7,158 Net cash used in investing activities (18,572) (86,276) CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of mortgage notes payable (761) (107,202) Proceeds from issuance of senior notes — 310,000 Borrowings on unsecured revolving credit facility 45,000 229,000 Repayments on unsecured revolving credit facility (50,000) (346,000) Payment of debt issuance costs — (10,138) Repurchase of common shares (5) — Distributions to common shareholders (61,212) (61,169) Net cash (used in) provided by financing activities (66,978) 14,491 Increase (decrease) in cash and cash equivalents (17,034) 236 Cash and cash equivalents at beginning of period 29,941 8,785 Cash and cash equivalents at end of period $ 12,907 $ 9,021 Supplemental cash flow information: Interest paid $ 25,747 $ 17,343 Income taxes paid $ 82 $ 76

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 DEBT SUMMA RY 14 DEBT SUMMARY (dollars in thousands) As of June 30, 2017 (1) Principal balances exclude unamortized premiums, discounts and issuance costs related to these debts. Total debt outstanding as of June 30, 2017, net of unamortized premiums and discounts and certain issuance costs totaling $14,661, was $1,377,086. (2) We are required to pay interest on borrowings under our $750,000 revolving credit facility at an annual rate of LIBOR plus a premium of 125 basis points. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The coupon rate and interest rate listed above are as of June 30, 2017. Subject to meeting certain conditions and payment of a fee, we may extend the maturity date to January 31, 2020. (3) We are required to pay interest on the amounts outstanding under our $300,000 unsecured term loan at an annual rate of LIBOR plus a premium of 140 basis points, subject to adjustment based on changes to our credit ratings. The coupon rate and interest rate listed above are as of June 30, 2017. Our $300,000 unsecured term loan is prepayable without penalty at any time. (4) We are required to pay interest on the amounts outstanding under our $250,000 unsecured term loan at an annual rate of LIBOR plus a premium of 180 basis points, subject to adjustment based on changes to our credit ratings. The coupon rate and interest rate listed above are as of June 30, 2017. Our $250,000 unsecured term loan is prepayable without penalty at any time. (5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility and term loans may be increased to up to $2,500,000 on a combined basis in certain circumstances. (6) In July 2017, we sold $300,000 in aggregate principal amount of 4.00% senior unsecured notes due 2022. These notes are not included in the above table. Coupon Interest Principal Maturity Due at Years to Rate Rate Balance (1) Date Maturity Maturity Unsecured Floating Rate Debt: $750,000 unsecured revolving credit facility (2) (5) 2.436% 2.436% $ 155,000 1/31/2019 $ 155,000 1.6 $300,000 unsecured term loan (3) (5) 2.626% 2.626% 300,000 3/31/2020 300,000 2.8 $250,000 unsecured term loan (4) (5) 3.026% 3.026% 250,000 3/31/2022 250,000 4.8 Total / weighted average 2.726% 2.726% 705,000 705,000 3.2 Unsecured Fixed Rate Debt: (6) Senior unsecured notes due 2019 3.750% 3.930% 350,000 8/15/2019 350,000 2.1 Senior unsecured notes due 2046 5.875% 5.875% 310,000 5/1/2046 310,000 28.9 Total / weighted average 4.748% 4.844% 660,000 660,000 14.7 Secured Fixed Rate Debt: Mortgage debt - One building in Fairfax, VA 5.877% 5.877% 13,815 8/11/2021 12,702 4.1 Mortgage debt - One building in Tampa, FL 7.000% 5.150% 8,354 3/1/2019 7,890 1.7 Mortgage debt - One building in Lakewood, CO 8.150% 6.150% 4,578 3/1/2021 — 3.7 Total / weighted average 6.617% 5.697% 26,747 20,592 3.3 Total / weighted average 3.760% 3.787% $ 1,391,747 $ 1,385,592 8.7

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 DEBT M ATURIT Y SCHEDUL E 15 DEBT MATURITY SCHEDULE (dollars in thousands) As of June 30, 2017 (1) Principal balances are the amounts actually payable pursuant to the applicable agreements. Our carrying values may differ from these amounts because of the effect of unamortized premiums and discounts and certain issuance costs related to these debts. (2) In July 2017, we sold $300,000 in aggregate principal amount of 4.00% senior unsecured notes due 2022. These notes are not included in the above table. (3) Our total debt as of June 30, 2017, net of unamortized premiums and discounts and certain issuance costs totaling $14,661, was $1,377,086. (4) Represents amounts outstanding under our $750,000 revolving credit facility at June 30, 2017. Subject to meeting certain conditions and payment of a fee, we may extend the maturity date of our revolving credit facility by one year to January 31, 2020. (5) Represents the outstanding balance of our $300,000 unsecured term loan at June 30, 2017. We may prepay this term loan without penalty at any time. (6) Represents the outstanding balance of our $250,000 unsecured term loan at June 30, 2017. We may prepay this term loan without penalty at any time. Unsecured Unsecured Secured Floating Fixed Rate Fixed Rate Year Rate Debt (1) Debt (1) (2) Debt (1) Total (3) 2017 $ — $ — $ 788 $ 788 2018 — — 1,671 1,671 2019 155,000 (4) 350,000 9,439 514,439 2020 300,000 (5) — 1,619 301,619 2021 — — 13,230 13,230 2022 250,000 (6) — — 250,000 2046 — 310,000 — 310,000 Total $ 705,000 $ 660,000 $ 26,747 $ 1,391,747 Percent of total debt 50.7% 47.4% 1.9% 100.0%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 LEVERAGE R ATIOS, COVERAGE R ATIOS AND PUBLIC DEBT COVENANT S 16 LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS (1) Debt amounts are net of unamortized premiums, discounts and certain issuance costs. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate properties, at cost, before purchase price allocations, less impairment writedowns, if any, and excludes properties classified as held for sale or discontinued operations. (4) As of June 30, 2017, we owned 24,918,421 common shares of SIR. The closing price of SIR's common shares on The Nasdaq Stock Market LLC on June 30, 2017 was $24.03 per share. (5) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (6) See page 21 for the calculation of EBITDA and Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to those amounts. (7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, the lower of cost or market value of our investment in SIR and exclude depreciation and amortization, accounts receivable and intangible assets. (8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property, gains or losses on equity issuance by SIR and equity earnings in SIR and including distributions received from SIR. As of and for the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Leverage Ratios: Total debt (book value) (1) / total gross assets (2) 51.3% 51.5% 51.5% 48.9% 48.4% Total debt (book value) (1) / gross book value of real estate assets (3) and market value of SIR common shares (4) 49.6% 49.2% 49.9% 46.4% 46.1% Total debt (book value) (1) / total market capitalization (5) 51.4% 48.1% 50.4% 43.6% 42.7% Secured debt (book value) (1) / total assets 1.1% 1.2% 1.2% 1.2% 1.3% Variable rate debt (book value) (1) / total debt (book value) (1) 51.0% 51.2% 51.2% 45.9% 44.8% Coverage Ratios: Adjusted EBITDA (6) / interest expense 3.7x 3.8x 3.9x 3.7x 4.7x Total debt (book value) (1) / Annualized Adjusted EBITDA (6) 6.6x 6.7x 7.0x 6.6x 6.2x Public Debt Covenants: Total debt / adjusted total assets (7) - allowable maximum 60.0% 47.9% 47.6% 48.2% 45.1% 45.1% Secured debt / adjusted total assets (7) - allowable maximum 40.0% 0.9% 0.9% 1.0% 1.0% 1.0% Consolidated income available for debt service (8) / debt service - required minimum 1.50x 4.0x 4.1x 4.2x 3.9x 3.9x Total unencumbered assets (7) to unsecured debt - required minimum 150.0% 208.2% 209.4% 207.2% 221.7% 221.9%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 SUMMA RY OF CAPI TA L EXPENDITURE S 17 SUMMARY OF CAPITAL EXPENDITURES (1) (dollars and sq. ft. in thousands, except per sq. ft. data) (1) Amounts exclude one property (one building) classified as discontinued operations. (2) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. (3) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. (4) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. (5) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, and (ii) capital expenditure projects that reposition a property or result in new sources of revenue. (6) Rentable square footage is subject to changes when space is re-measured or re-configured for tenants. For the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Tenant improvements (2) $ 1,076 $ 2,403 $ 3,550 $ 5,636 $ 4,681 Leasing costs (3) 971 1,087 1,947 655 3,035 Building improvements (4) 4,465 1,778 2,570 3,009 2,649 Recurring capital expenditures 6,512 5,268 8,067 9,300 10,365 Development, redevelopment and other activities (5) 6,949 6,281 3,597 1,292 2,161 Total capital expenditures $ 13,461 $ 11,549 $ 11,664 $ 10,592 $ 12,526 Average sq. ft. during period (6) 11,514 11,477 11,196 10,968 10,986 Building improvements per average sq. ft. during period $ 0.39 $ 0.15 $ 0.23 $ 0.27 $ 0.24

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 PROPERT Y ACQUISITION AND DISPOSITION INFORM ATION SINCE JANUA RY 1, 201 7 18 PROPERTY ACQUISITION AND DISPOSITION INFORMATION SINCE JANUARY 1, 2017 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Weighted Average Purchase Remaining Date Number of Number of Purchase Price (1) / Cap Lease Percent Acquired City and State Properties Buildings Sq. Ft. Price (1) Sq. Ft. Rate (2) Term (3) Leased (4) Major Tenant 1/3/2017 Manassas, VA 1 1 69 $ 12,620 $ 183 8.6% 9.1 100.0% Prince William County (1) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs, amounts necessary to adjust assumed liabilities to their fair values and purchase price allocations to intangibles. (2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases at the acquisition date, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of assumed debt, if any, and excluding acquisition related costs. (3) Average remaining lease term in years weighted based on rental income as of the date of acquisition. (4) Percent leased as of the date of acquisition. Dispositions: There were no property dispositions since January 1, 2017.

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CALCUL ATION OF PROPERT Y NET OPER ATING INCOME (NOI) AND CASH BASIS NOI 19 CALCULATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (dollars in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 23 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Excludes one property (one building) classified as discontinued operations. (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses. For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Calculation of NOI and Cash Basis NOI (2): Rental income (3) $ 69,887 $ 69,296 $ 66,030 $ 64,478 $ 64,061 $ 139,183 $ 127,672 Property operating expenses (27,300) (26,775) (26,091) (26,928) (24,505) (54,075) (49,243) Property net operating income (NOI) 42,587 42,521 39,939 37,550 39,556 85,108 78,429 Non-cash straight line rent adjustments included in rental income (3) (1,104) (1,300) (902) (1,205) (435) (2,404) (584) Lease value amortization included in rental income (3) 617 627 355 370 425 1,244 732 Non-cash amortization included in property operating expenses (4) (121) (121) (121) (121) (121) (242) (242) Cash Basis NOI $ 41,979 $ 41,727 $ 39,271 $ 36,594 $ 39,425 $ 83,706 $ 78,335 Reconciliation of Net Income to NOI and Cash Basis NOI: Net income $ 11,677 $ 7,415 $ 12,065 $ 11,578 $ 16,813 $ 19,092 —$ 34,200 Gain on sale of property — — — (79) — — — Income before gain on sale of property 11,677 7,415 12,065 11,499 16,813 19,092 34,200 Loss from discontinued operations 145 144 160 154 126 289 275 Income from continuing operations 11,822 7,559 12,225 11,653 16,939 19,381 34,475 Equity in earnings of investees (8,581) (2,739) (7,516) (8,668) (9,400) (11,320) (19,334) Income tax expense 25 18 38 13 35 43 50 Net (gain) loss on issuance of shares by SIR (21) — 2 (72) (16) (21) (16) Gain on early extinguishment of debt — — — — — — (104) Interest expense 13,963 13,581 12,774 12,608 10,314 27,544 19,678 Interest income (67) (61) (95) (47) (10) (128) (16) Dividend income (303) (304) (304) (304) (363) (607) (363) Operating income 16,838 18,054 17,124 15,183 17,499 34,892 34,370 General and administrative 5,086 3,962 3,547 3,816 4,008 9,048 7,534 Acquisition related costs — — 828 147 64 — 216 Depreciation and amortization 20,663 20,505 18,440 18,404 17,985 41,168 36,309 NOI 42,587 42,521 39,939 37,550 39,556 85,108 78,429 Non-cash amortization included in property operating expenses (4) (121) (121) (121) (121) (121) (242) (242) Lease value amortization included in rental income (3) 617 627 355 370 425 1,244 732 Non-cash straight line rent adjustments included in rental income (3) (1,104) (1,300) (902) (1,205) (435) (2,404) (584) Cash Basis NOI $ 41,979 $ 41,727 $ 39,271 $ 36,594 $ 39,425 $ 83,706 $ 78,335

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CALCUL ATION OF SAME PROPERT Y NOI AND CASH BASIS NOI 20 CALCULATION OF SAME PROPERTY NOI AND CASH BASIS NOI (1) (dollars in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 23 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Based on properties we owned as of June 30, 2017 and which we owned continuously since April 1, 2016, excluding one property (one building) classified as discontinued operations. (3) Based on properties we owned as of June 30, 2017 and which we owned continuously since January 1, 2016, excluding one property (one building) classified as discontinued operations. (4) Excludes one property (one building) classified as discontinued operations. (5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. (6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses. For the Three Months Ended (2) For the Six Months Ended (3) 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Reconciliation of Property NOI to Same Property NOI: (4) Rental income $ 69,887 $ 64,061 $ 139,183 $ 127,672 Property operating expenses (27,300) (24,505) (54,075) (49,243) Property NOI 42,587 39,556 85,108 78,429 Add (less): NOI of properties not included in same property results (2,635) 54 (8,693) (2,182) Same property NOI $ 39,952 $ 39,610 $ 76,415 $ 76,247 Calculation of Same Property Cash Basis NOI: Same property NOI $ 39,952 $ 39,610 $ 76,415 $ 76,247 Add: Lease value amortization included in rental income (5) 391 426 849 732 Less: Non-cash straight line rent adjustments included in rental income (5) (933) (436) (1,844) (469) Non-cash amortization included in property operating expenses (6) (121) (121) (242) (242) Same property Cash Basis NOI $ 39,289 $ 39,479 $ 75,178 $ 76,268

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CALCUL ATION OF EBITD A AND ADJUSTED EBITD A 21 CALCULATION OF EBITDA AND ADJUSTED EBITDA (1) (dollars in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 23 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR’s operating subsidiary, The RMR Group LLC. (3) Amount represents estimated incentive fees under our business management agreement calculated based on common share total return, as defined. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Incentive fees for 2017, if any, will be payable in cash in January 2018. For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Net income $ 11,677 $ 7,415 $ 12,065 $ 11,578 $ 16,813 $ 19,092 $ 34,200 Add: Interest expense 13,963 13,581 12,774 12,608 10,314 27,544 19,678 Income tax expense 25 18 38 13 35 43 50 Depreciation and amortization 20,663 20,505 18,440 18,404 17,985 41,168 36,309 EBITDA 46,328 41,519 43,317 42,603 45,147 87,847 90,237 Add: Acquisition related costs — — 828 147 64 — 216 General and administrative expense paid in common shares (2) 459 277 55 470 678 736 845 Estimated business management incentive fees (3) 893 — — — — 893 — Loss on issuance of shares by SIR — — 2 — — — — Distributions received from SIR 12,708 12,708 12,708 12,708 12,459 25,416 24,918 Less: Gain on early extinguishment of debt — — — — — — (104) Equity in earnings of SIR (8,207) (2,611) (7,486) (8,655) (9,383) (10,818) (19,240) Gain on issuance of shares by SIR (21) — — (72) (16) (21) (16) Gain on sale of property — — — (79) — — — Adjusted EBITDA $ 52,160 $ 51,893 $ 49,424 $ 47,122 $ 48,949 $ 104,053 $ 96,856

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 CALCUL ATION OF FUNDS FROM OPER ATIONS (FFO) AND NORMALIZED FF O 22 CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1) (amounts in thousands, except per share data) (1) See Definitions of Certain Non-GAAP Financial Measures on page 23 for the definitions of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO excludes estimated business management incentive fee expense of $893 for the three and six months ended June 30, 2017. For the Three Months Ended For the Six Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 6/30/2017 6/30/2016 Net income $ 11,677 $ 7,415 $ 12,065 $ 11,578 $ 16,813 $ 19,092 $ 34,200 Add: Depreciation and amortization 20,663 20,505 18,440 18,404 17,985 41,168 36,309 FFO attributable to SIR investment 17,149 12,404 17,618 17,264 17,887 29,553 36,345 Less: Equity in earnings of SIR (8,207) (2,611) (7,486) (8,655) (9,383) (10,818) (19,240) Gain on sale of property — — — (79) — — — FFO 41,282 37,713 40,637 38,512 43,302 78,995 87,614 Add: Acquisition related costs — — 828 147 64 — 216 Estimated business management incentive fees (2) 893 — — — — 893 — Loss on issuance of shares by SIR — — 2 — — — Normalized FFO attributable to SIR investment 17,407 14,590 17,684 17,267 17,887 31,997 36,362 Less: FFO attributable to SIR investment (17,149) (12,404) (17,618) (17,264) (17,887) (29,553) (36,345) Gain on early extinguishment of debt — — — — — — (104) Gain on issuance of shares by SIR (21) — — (72) (16) (21) (16) Normalized FFO $ 42,412 $ 39,899 $ 41,533 $ 38,590 $ 43,350 $ 82,311 $ 87,727 Weighted average common shares outstanding (basic) 71,088 71,079 71,079 71,054 71,038 71,083 71,034 Weighted average common shares outstanding (diluted) 71,119 71,094 71,079 71,084 71,061 71,109 71,046 Per common share amounts: Net income (basic and diluted) $ 0.16 $ 0.10 $ 0.17 $ 0.16 $ 0.24 $ 0.27 $ 0.48 FFO (basic and diluted) $ 0.58 $ 0.53 $ 0.57 $ 0.54 $ 0.61 $ 1.11 $ 1.23 Normalized FFO (basic) $ 0.60 $ 0.56 $ 0.58 $ 0.54 $ 0.61 $ 1.16 $ 1.24 Normalized FFO (diluted) $ 0.60 $ 0.56 $ 0.58 $ 0.54 $ 0.61 $ 1.16 $ 1.23

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 NON-GAA P FINANCIA L MEASURES DEFINITION S 23 DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Definition of NOI and Cash Basis NOI We calculate NOI and Cash Basis NOI as shown on page 19. The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We define NOI as income from our rental of real estate less property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions because we record those amounts as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. Definition of EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 21. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or operating income as an indicator of operating performance or as a measure of GOV’s liquidity. These measures should be considered in conjunction with net income and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. Definition of FFO and Normalized FFO We calculate FFO and Normalized FFO as shown on page 22. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or NAREIT, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization and the difference between FFO attributable to an equity investment and equity in earnings of an equity investee but excluding impairment charges on real estate assets, any gain or loss on sale of properties, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from NAREIT's definition of FFO because we include the difference between FFO and Normalized FFO attributable to our equity investment in SIR, we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition related costs expensed under GAAP, gains and losses on issuance of shares by SIR and gains on early extinguishment of debt. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income and operating income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, our receipt of distributions from SIR and our expected needs and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 PORTFOLIO INFORMATION 24 Stevens Center, Richland, WA Square Feet: 140,152 Agency Occupant: Department of Energy

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 PORTFOLIO SUMMA RY 25 PORTFOLIO SUMMARY (1) As of June 30, 2017 (1) Excludes one property (one building) classified as discontinued operations. (2) Rentable square footage is subject to changes when space is re-measured or re-configured for tenants. (3) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. (4) See page 19 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts. % of Total % Rental Income % NOI % Cash Basis NOI Number of Number of Sq. Ft. Three Months Three Months Three Months Properties Buildings Sq. Ft. (2) % Sq. Ft. % Leased (3) Leased Ended 6/30/2017 Ended 6/30/2017 (4) Ended 6/30/2017 (4) Properties majority leased to the U.S. Government 46 60 7,212,677 62.6% 96.6% 63.7% 60.5% 62.9% 64.7% Properties majority leased to state governments 20 26 3,018,415 26.2% 94.7% 26.1% 27.1% 25.3% 24.0% Properties majority leased to other government tenants 3 3 446,478 3.9% 97.1% 4.0% 6.3% 6.3% 5.4% Properties majority leased to government contractor tenants 1 3 409,478 3.6% 98.5% 3.7% 4.3% 4.7% 5.1% Properties majority leased to other tenants 2 2 319,344 2.8% 86.7% 2.5% 1.8% 1.3% 1.5% Other properties (currently vacant) 2 2 109,595 0.9% —% —% —% (0.5%) (0.7%) Total / Average 74 96 11,515,987 100.0% 95.0% 100.0% 100.0% 100.0% 100.0%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 SUMMA RY CONSOLID ATED AND SAME PROPERT Y RESU LT S 26 SUMMARY CONSOLIDATED AND SAME PROPERTY RESULTS – SECOND QUARTER (dollars and sq. ft. in thousands) (1) Based on properties we owned as of June 30, 2017 and June 30, 2016, respectively, excluding one property (one building) classified as discontinued operations. (2) Based on properties we owned as of June 30, 2017 and which we owned continuously since April 1, 2016, excluding one property (one building) classified as discontinued operations. (3) Subject to changes when space is re-measured or re-configured for tenants. (4) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. (5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. (6) See page 19 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts and see page 20 for a calculation and reconciliation of same property NOI and same property Cash Basis NOI. (7) NOI margin is defined as NOI as a percentage of rental income. Cash Basis NOI margin is defined as Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, non-cash amortization included in property operating expenses and the net effect of non-cash amortization of intangible lease assets and liabilities. Summary Consolidated Results (1) Summary Same Property Results (2) For the Three Months Ended For the Three Months Ended 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Properties (end of period) 74 72 71 71 Total sq. ft. (3) 11,516 10,985 10,954 10,950 Percent leased (4) 95.0% 94.2% 94.8% 94.5% Rental income (5) $ 69,887 $ 64,061 $ 65,942 $ 64,061 NOI (6) $ 42,587 $ 39,556 $ 39,952 $ 39,610 Cash Basis NOI (6) $ 41,979 $ 39,425 $ 39,289 $ 39,479 NOI % margin (7) 60.9% 61.7% 60.6% 61.8% Cash Basis NOI % margin (7) 60.5% 61.6% 60.1% 61.6% NOI % change 7.7% — 0.9% — Cash Basis NOI % change 6.5% — (0.5%) —

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 SUMMA RY CONSOLID ATED AND SAME PROPERT Y RESU LT S 27 SUMMARY CONSOLIDATED AND SAME PROPERTY RESULTS – SIX MONTHS (dollars and sq. ft. in thousands) (1) Based on properties we owned as of June 30, 2017 and June 30, 2016, respectively, excluding one property (one building) classified as discontinued operations. (2) Based on properties we owned as of June 30, 2017 and which we owned continuously since January 1, 2016, excluding one property (one building) classified as discontinued operations. (3) Subject to changes when space is re-measured or re-configured for tenants. (4) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. (5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities. (6) See page 19 for the calculation of NOI and Cash Basis NOI and a reconciliation of net income determined in accordance with GAAP to those amounts and see page 20 for a calculation and reconciliation of same property NOI and same property Cash Basis NOI. (7) NOI margin is defined as NOI as a percentage of rental income. Cash Basis NOI margin is defined as Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, non-cash amortization included in property operating expenses and the net effect of non-cash amortization of intangible lease assets and liabilities. Summary Consolidated Results (1) Summary Same Property Results (2) For the Six Months Ended For the Six Months Ended 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Properties (end of period) 74 72 70 70 Total sq. ft. (3) 11,516 10,985 10,616 10,612 Percent leased (4) 95.0% 94.2% 94.9% 94.7% Rental income (5) $ 139,183 $ 127,672 $ 126,119 $ 124,000 NOI (6) $ 85,108 $ 78,429 $ 76,415 $ 76,247 Cash Basis NOI (6) $ 83,706 $ 78,335 $ 75,178 $ 76,268 NOI % margin (7) 61.1% 61.4% 60.6% 61.5% Cash Basis NOI % margin (7) 60.6% 61.3% 60.1% 61.4% NOI % change 8.5% — 0.2% — Cash Basis NOI % change 6.9% — (1.4%) —

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 OCCU PANC Y AND LEASING SUMMA RY 28 OCCUPANCY AND LEASING SUMMARY (1) (dollars and sq. ft. in thousands, except per sq. ft. data) (1) Excludes one property (one building) classified as discontinued operations. (2) Rentable square footage is subject to changes when space is re-measured or re-configured for tenants. (3) Rentable square footage includes a 25,579 square foot expansion being constructed prior to the commencement of the lease. (4) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions. (5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (6) Excludes the estimated aggregate cost of $19.8 million to redevelop and expand an existing property prior to the commencement of the lease. The above leasing summary is based on leases entered into during the periods indicated. As of and for the Three Months Ended 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Properties (end of period) 74 74 73 71 72 Total sq. ft. (2) 11,516 11,512 11,443 10,950 10,985 Percentage leased 95.0% 95.1% 95.1% 95.0% 94.2% Leasing Activity (sq. ft.) (3): Government tenants 236 324 344 62 515 Non-government tenants 52 36 43 74 52 Total 288 360 387 136 567 % Change in GAAP Rent (4): Government tenants 15.0% 4.5% 5.7% 10.5% 4.7% Non-government tenants 6.6% 7.1% (19.1%) (3.8%) 1.2% Total 13.5% 5.2% 4.3% 2.0% 4.4% Leasing Cost and Concession Commitments (5)(6): Government tenants $ 1,611 $ 879 $ 2,107 $ 1,087 $ 10,593 Non-government tenants 854 1,362 1,348 2,341 543 Total $ 2,465 $ 2,241 $ 3,455 $ 3,428 $ 11,136 Leasing Cost and Concession Commitments per Sq. Ft. (5)(6): Government tenants $ 6.82 $ 2.71 $ 6.13 $ 17.38 $ 20.57 Non-government tenants $ 16.33 $ 37.87 $ 31.05 $ 31.67 $ 10.50 Total $ 8.55 $ 6.22 $ 8.93 $ 25.12 $ 19.65 Weighted Average Lease Term by Sq. Ft. (years): Government tenants 8.1 10.9 3.1 6.9 10.7 Non-government tenants 3.2 7.1 5.2 6.6 3.7 Total 7.2 10.6 3.3 6.8 10.1 Leasing Cost and Concession Commitments per Sq. Ft. per Year (3)(5)(6): Government tenants $ 0.85 $ 0.25 $ 2.00 $ 2.50 $ 1.92 Non-government tenants $ 5.09 $ 5.36 $ 6.02 $ 4.77 $ 2.85 Total $ 1.19 $ 0.59 $ 2.70 $ 3.71 $ 1.96

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 LEASING ANA LYSIS B Y TENANT TYP E 29 LEASING ANALYSIS BY TENANT TYPE (1) (1) Excludes one property (one building) classified as discontinued operations. (2) Rentable sq. ft. leased is pursuant to leases existing as of the measurement date and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease, if any, as of the measurement date. Sq. ft. measurements are subject to changes when space is re-measured or re-configured for new tenants. (3) Rentable square footage excludes a 25,579 square foot expansion being constructed prior to the commencement of the lease. Sq. Ft. During the Three Months Ended 6/30/2017 Sq. Ft. Leased % of Sq. Ft. Lease New Net Sq. Ft. Leased % of Sq. Ft. As of Leased as of Leases Renewals Leases Acquisitions/ As of Leased as of Tenant Type 3/31/2017 (2)(3) 3/31/2017 (2)(3) Expired Executed Executed Dispositions 6/30/2017 (2)(3) 6/30/2017 (2)(3) U.S. Government 6,703,781 61.2% (173,806) 111,380 12,216 — 6,653,571 60.8% State Government 2,503,022 22.9% (110,500) 110,500 2,063 — 2,505,085 22.9% Other Government 371,202 3.4% — — — — 371,202 3.4% Government Contractor 416,369 3.8% — — — — 416,369 3.8% Other Tenants 956,245 8.7% (17,695) 16,797 35,472 — 990,819 9.1% 10,950,619 100.0% (302,001) 238,677 49,751 — 10,937,046 100.0%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 TENANT LIS T 30 TENANT LIST (1) As of June 30, 2017 (1) Amounts exclude one property (one building) classified as discontinued operations. (2) Rentable sq. ft. is pursuant to leases existing as of June 30, 2017, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease, if any. Rentable sq. ft. measurements are subject to changes when space is re-measured or re-configured for new tenants. (3) Percentage of annualized rental income is calculated using annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2017, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. (4) Agency occupant cannot be disclosed. (5) Rentable sq. ft. excludes a 25,579 square foot expansion to be constructed prior to the commencement of the lease. % of Total % of % of Total % of Rentable Rentable Annualized Rentable Rentable Annualized Tenant / Agency Sq. Ft. (2) Sq. Ft. (2) Rental Income (3) Tenant Sq. Ft. (2) Sq. Ft. (2) Rental Income (3) U.S. Government: State Governments: 1 Citizenship and Immigration Services 448,607 3.9% 8.0% 1 State of California - nine agency occupants 755,086 6.6% 7.7% 2 Internal Revenue Service 1,041,806 9.0% 7.8% 2 Commonwealth of Massachusetts - three agency occupants 307,119 2.7% 3.5% 3 U.S. Government (4) 406,388 3.5% 4.5% 3 State of Georgia - Department of Transportation 298,223 2.6% 2.4% 4 Federal Bureau of Investigation 304,425 2.6% 3.3% 4 Commonwealth of Virginia - seven agency occupants 255,241 2.2% 2.1% 5 Department of Justice 239,417 2.1% 2.9% 5 State of New Jersey - Department of Treasury 173,189 1.5% 1.7% 6 Centers for Disease Control (5) 352,876 3.1% 2.8% 6 State of Oregon - four agency occupants 199,018 1.7% 1.7% 7 Customs and Border Protection 243,162 2.1% 2.4% 7 State of Washington - Social and Health Services 111,908 1.0% 1.0% 8 Department of Veterans Affairs 280,699 2.4% 2.3% 8 State of Arizona - Northern Arizona University 66,743 0.6% 0.5% 9 Bureau of Land Management 304,831 2.6% 2.3% 9 State of South Carolina - four agency occupants 124,238 1.1% 0.5% 10 Defense Intelligence Agency 266,000 2.3% 1.9% 10 State of Maryland - two agency occupants 84,674 0.7% 0.5% 11 Social Security Administration 189,645 1.6% 1.7% 11 State of Minnesota - Minnesota State Lottery 61,426 0.5% 0.4% 12 Bureau of Reclamation 212,996 1.8% 1.7% 12 State of New York - Department of Agriculture 64,000 0.6% 0.4% 13 National Park Service 166,745 1.4% 1.6% 13 State of Kansas - Kansas University 4,220 0.0% 0.0% 14 U.S. Courts 115,366 1.0% 1.6% Subtotal State Governments 2,505,085 21.8% 22.4% 15 Immigration and Customs Enforcement 90,688 0.8% 1.4% 4 Other Government Tenants 371,202 3.2% 5.6% 16 Drug Enforcement Agency 93,177 0.8% 1.2% 4 Government Contractor Tenants 416,369 3.6% 5.1% 17 National Archives and Record Administration 352,064 3.1% 1.1% 143 Other Tenants 990,819 8.6% 7.3% 18 Department of Health and Human Services 108,849 0.9% 1.1% Subtotal Leased Rentable Square Feet 10,937,046 95.0% 100.0% 19 Department of Energy 140,152 1.2% 1.0% Available for Lease 578,941 5.0% —% 20 Defense Nuclear Facilities Board 60,133 0.5% 1.0% Total Rentable Square Feet 11,515,987 100.0% 100.0% 21 Department of State 89,058 0.8% 0.9% 22 U.S. Postal Service 321,800 2.8% 0.9% 23 Occupational Health and Safety Administration 57,770 0.5% 0.8% 24 Bureau of the Fiscal Service 98,073 0.9% 0.7% 25 Centers for Medicare and Medicaid Services 78,361 0.7% 0.7% 26 Military Entrance Processing Station 56,931 0.5% 0.6% 27 Environmental Protection Agency 43,232 0.4% 0.6% 28 Department of the Army 228,108 2.0% 0.6% 29 Department of Housing and Urban Development 82,497 0.7% 0.6% 30 General Services Administration 20,535 0.2% 0.4% 31 Bureau of Prisons 51,138 0.4% 0.4% 32 Food and Drug Administration 33,398 0.3% 0.3% 33 Department of Defense 31,030 0.3% 0.3% 34 Equal Employment Opportunity Commission 24,516 0.2% 0.2% 35 Small Business Administration 8,575 0.1% 0.1% 36 Department of Labor 6,459 0.1% 0.0% 37 U.S. Coast Guard 4,064 0.0% 0.0% Subtotal U.S. Government 6,653,571 57.8% 59.6%

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 LEASE EXPIR ATION SCHEDUL E 31 LEASE EXPIRATION SCHEDULE (1) (dollars in thousands) As of June 30, 2017 (1) Excludes one property (one building) classified as discontinued operations. (2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets. (3) Leased square footage is pursuant to leases existing as of June 30, 2017, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Sq. ft. measurements are subject to changes when space is re-measured or re-configured for new tenants. (4) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2017, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excludes lease value amortization. (5) Leased square footage excludes a 25,579 square foot expansion being constructed at an existing property we own prior to the commencement of the lease. Number of Tenants Expiration of leased Cumulative % Annualized Rental % of Cumulative % Year (2) Expiring square feet (3) % of Total of Total Income Expiring (4) Annualized Total of Total 2017 27 652,188 6.0% 6.0% $ 14,350 5.2% 5.2% 2018 38 821,007 7.5% 13.5% 32,278 11.8% 17.0% 2019 44 1,940,016 17.7% 31.2% 58,639 21.4% 38.4% 2020 37 1,332,524 12.2% 43.4% 31,608 11.5% 49.9% 2021 36 1,064,122 9.7% 53.1% 20,746 7.6% 57.5% 2022 26 922,235 8.4% 61.5% 22,060 8.0% 65.5% 2023 17 601,489 5.5% 67.0% 13,815 5.0% 70.5% 2024 16 993,635 9.1% 76.1% 22,678 8.3% 78.8% 2025 15 801,648 7.3% 83.4% 16,444 6.0% 84.8% 2026 and thereafter 27 1,808,182 (5) 16.6% 100.0% 42,028 15.2% 100.0% Total 283 10,937,046 100.0% $ 274,646 100.0% Weighted average remaining lease term (in years) 5.0 4.7

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 EXHIBIT 32 75 Pleasant Street, Malden, MA Square Feet: 125,521 Occupant: Department of Education, Commonwealth of Massachusetts

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 PROPERT Y DE TAI L 33 EXHIBIT APROPERTY DETAIL (1) (sorted by location) As of June 30, 2017 (dollars in thousands) See notes on page 34. Weighted Average Year Annualized Built or No. of Primary Rentable Rental Undepreciated Depreciated Date Substantially Property Location Buildings Tenant Type Sq. Ft. % Leased Income (2) Carrying Value Carrying Value Acquired (3) Renovated (4) 1 131 Clayton Street Montgomery, AL 1 Federal 57,815 100.0% $ 1,439 $ 10,033 $ 8,668 6/22/2011 2007 2 4344 Carmichael Road Montgomery, AL 1 Federal 49,370 100.0% 1,522 13,032 12,012 12/17/2013 2009 3 15451 North 28th Avenue Phoenix, AZ 1 State 66,743 100.0% 1,438 9,690 9,161 9/10/2014 2013 4 711 14th Avenue Safford, AZ 1 Federal 36,139 94.4% 910 12,433 10,356 6/16/2010 1992 5 5045 East Butler Street Fresno, CA 1 Federal 531,976 100.0% 8,384 68,452 45,719 8/29/2002 1971 6 10949 N. Mather Boulevard Rancho Cordova, CA 1 State 93,807 100.0% 2,609 17,586 16,031 10/30/2013 2012 7 11020 Sun Center Drive Rancho Cordova, CA 1 State 82,896 100.0% 1,980 10,420 10,304 12/20/2016 2016 8 801 K Street Sacramento, CA 1 State 337,811 91.2% 9,794 70,849 68,412 1/29/2016 2002 9 9800 Goethe Road Sacramento, CA 1 State 110,500 100.0% 2,595 15,333 12,316 12/23/2009 1993 10 9815 Goethe Road Sacramento, CA 1 State 87,863 100.0% 1,953 12,438 10,850 9/14/2011 1992 11 Capitol Place Sacramento, CA 1 State 163,840 88.1% 4,454 44,611 37,168 12/17/2009 1988 12 4181 Ruffin Road San Diego, CA 1 Federal 145,734 97.9% 3,465 19,825 16,806 7/16/2010 1981 13 4560 Viewridge Road San Diego, CA 1 Federal 93,177 100.0% 3,284 26,568 17,045 3/31/1997 1996 14 9174 Sky Park Centre San Diego, CA 1 Federal 43,918 96.8% 1,170 8,243 5,817 6/24/2002 1986 15 603 San Juan Avenue Stockton, CA 1 Federal 22,012 100.0% 971 6,033 5,360 7/20/2012 2012 16 16194 West 45th Street Golden, CO 1 Federal 43,232 100.0% 1,584 7,109 3,891 3/31/1997 1997 17 12795 West Alameda Parkway Lakewood, CO 1 Federal 166,745 100.0% 4,477 27,482 22,866 1/15/2010 1988 18 Corporate Center Lakewood, CO 3 Federal 212,996 100.0% 4,545 34,322 23,199 10/11/2002 1996 19 20 Massachusetts Avenue Washington, DC 1 Federal 340,119 100.0% 18,426 84,546 52,245 3/31/1997 1996 20 625 Indiana Avenue Washington, DC 1 Federal 160,897 94.3% 7,770 58,277 52,481 8/17/2010 1989 21 7850 Southwest 6th Court Plantation, FL 1 Federal 135,819 100.0% 4,878 35,775 30,953 5/12/2011 1999 22 8900 Grand Oak Circle Tampa, FL 1 Federal 67,916 100.0% 1,983 13,042 11,024 10/15/2010 2008 23 181 Spring Street NW Atlanta, GA 1 Federal 90,688 100.0% 3,717 25,871 23,407 7/25/2012 2007 24 Corporate Square Atlanta, GA 5 Federal 352,876 (5) 100.0% 7,810 53,786 42,810 7/16/2004 1967 25 Executive Park Atlanta, GA 1 Non-Government 125,788 100.0% 1,622 17,216 12,414 7/16/2004 1972 26 One Georgia Center Atlanta, GA 1 State 375,952 91.0% 7,341 40,193 36,045 9/30/2011 2008 27 4712 Southpark Boulevard Ellenwood, GA 1 Federal 352,064 100.0% 3,131 21,076 18,662 7/25/2012 2005 28 1185, 1249 & 1387 S. Vinnell Way Boise, ID 3 Federal 180,952 100.0% 4,669 33,218 29,563 9/11/2012 1997 29 2020 S. Arlington Heights Arlington Heights, IL 1 Federal 57,770 100.0% 2,123 15,536 12,739 12/29/2009 1988 30 Intech Park Indianapolis, IN 3 Federal 433,924 92.1% 9,639 76,136 65,502 10/14/2011 2003 31 400 State Street Kansas City, KS 1 Federal 170,817 93.7% 2,966 14,225 11,961 6/16/2010 1971 32 7125 Industrial Road Florence, KY 1 Federal 167,939 100.0% 2,537 13,475 12,154 12/31/2012 2002 33 251 Causeway Street Boston, MA 1 State 132,876 100.0% 4,071 24,048 20,934 8/17/2010 1988 34 75 Pleasant Street Malden, MA 1 State 125,521 100.0% 4,964 32,278 26,709 5/24/2010 2008 35 25 Newport Avenue Quincy, MA 1 State 92,549 96.3% 2,022 12,963 11,440 2/16/2011 2009 36 One Montvale Avenue Stoneham, MA 1 Federal 97,777 94.1% 2,489 14,533 12,411 6/16/2010 1987 37 4201 Patterson Avenue Baltimore, MD 1 State 84,674 100.0% 1,270 12,878 8,568 10/15/1998 1989 38 20400 Century Boulevard Germantown, MD 1 Vacant 80,550 0.0% — 13,443 8,290 3/31/1997 1995 39 3300 75th Avenue Landover, MD 1 Federal 266,000 100.0% 5,276 41,250 34,460 2/26/2010 2004 40 1401 Rockville Pike Rockville, MD 1 Other Government 190,044 93.3% 4,615 48,662 32,461 2/2/1998 1986

Government Properties Income Trust Supplemental Operating and Financial Data, June 30, 2017 PROPERT Y DE TAI L (Continued ) 34 EXHIBIT APROPERTY DETAIL (1) (sorted by location) (1) Excludes one property (one building) classified as discontinued operations. (2) Annualized rental income is calculated using annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2017, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. (3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in June 2009 in connection with our initial public offering. (4) Weighted based on rentable square feet. (5) Rentable square footage excludes a 25,579 square foot expansion being constructed prior to the commencement of the lease. As of June 30, 2017 (dollars in thousands) Weighted Average Year Annualized Built or No. of Primary Rentable Rental Undepreciated Depreciated Date Substantially Property Location Buildings Tenant Type Sq. Ft. % Leased Income (2) Carrying Value Carrying Value Acquired (3) Renovated (4) 41 2115 East Jefferson Street Rockville, MD 1 Federal 128,645 84.6% $ 3,023 $ 14,817 $ 13,733 8/27/2013 2003 42 Rutherford Business Park Windsor Mill, MD 1 Federal 80,398 100.0% 1,915 11,818 10,647 11/16/2012 2011 43 Meadows Business Park Woodlawn, MD 2 Federal 182,561 83.8% 3,260 26,719 23,158 2/15/2011 1996 44 11411 E. Jefferson Avenue Detroit, MI 1 Federal 55,966 100.0% 2,731 18,990 15,764 4/23/2010 2009 45 330 South Second Avenue Minneapolis, MN 1 Non-Government 193,556 78.0% 2,940 31,915 26,885 7/16/2010 2013 46 Rosedale Corporate Plaza Roseville, MN 1 State 61,426 100.0% 1,126 8,222 5,169 12/1/1999 1987 47 1300 Summit Street Kansas City, MO 1 Federal 86,739 100.0% 2,235 15,105 13,647 9/27/2012 1998 48 4241-4300 NE 34th Street Kansas City, MO 1 Federal 98,073 100.0% 1,906 11,092 7,326 3/31/1997 1995 49 1220 Echelon Parkway Jackson, MS 1 Federal 109,819 100.0% 3,974 25,946 22,806 7/25/2012 2009 50 10-12 Celina Avenue Nashua, NH 1 Federal 321,800 100.0% 2,433 17,438 14,664 8/31/2009 1997 51 50 West State Street Trenton, NJ 1 State 266,995 84.6% 6,161 45,518 39,087 12/30/2010 1989 52 435 Montano Boulevard Albuquerque, NM 1 Vacant 29,045 0.0% — 2,418 2,126 7/16/2010 1986 53 138 Delaware Avenue Buffalo, NY 1 Federal 121,711 63.6% 1,592 28,310 17,624 3/31/1997 2013 54 Airline Corporate Center Colonie, NY 1 State 64,000 100.0% 1,071 7,222 6,422 6/22/2012 2004 55 5000 Corporate Court Holtsville, NY 1 Federal 264,482 85.7% 5,950 26,618 23,737 8/31/2011 2000 56 305 East 46th Street New York, NY 1 Other Government 187,060 100.0% 11,119 107,562 97,250 5/27/2011 2008 57 4600 25th Avenue Salem, OR 1 State 233,358 97.8% 5,113 28,712 25,045 12/20/2011 2007 58 Synergy Business Park Columbia, SC 3 State 180,703 93.3% 2,192 17,398 13,954 5/10/2006; 9/17/2010 1984 59 One Memphis Place Memphis, TN 1 Federal 204,694 76.3% 3,065 9,693 8,406 9/17/2010 1985 60 701 Clay Road Waco, TX 1 Federal 137,782 100.0% 2,228 13,521 8,685 12/23/1997 1997 61 14660, 14672 & 14668 Lee Road Chantilly, VA 3 Government Contractor 409,478 98.5% 13,592 81,180 80,253 12/22/2016 2002 62 Enterchange at Meadowville Chester, VA 1 Federal 228,108 100.0% 1,524 11,343 10,406 8/28/2013 2011 63 3920 Pender Drive Fairfax, VA 1 Federal 83,130 100.0% 2,440 15,815 14,771 3/21/2014 2011 64 Pender Business Park Fairfax, VA 4 State 171,061 96.2% 4,011 24,109 22,082 11/4/2013 2000 65 7987 Ashton Avenue Manassas, VA 1 Other Government 69,374 100.0% 1,654 9,824 9,721 1/3/2017 1989 66 1759 & 1760 Business Center Drive Reston, VA 2 Federal 406,388 100.0% 12,304 89,630 83,469 5/28/2014 1996 67 9960 Mayland Drive Richmond, VA 1 State 173,932 94.4% 3,338 20,122 18,816 5/20/2014 1994 68 Aquia Commerce Center Stafford, VA 2 Federal 64,656 100.0% 1,826 10,285 9,097 6/22/2011 1998 69 65 Bowdoin Street S. Burlington, VT 1 Federal 26,609 100.0% 1,114 9,236 7,688 4/9/2010 2009 70 840 North Broadway Everett, WA 2 State 111,908 100.0% 2,721 20,259 18,043 6/28/2012 1988 71 Stevens Center Richland, WA 2 Federal 140,152 100.0% 2,823 22,913 14,024 3/31/1997 1995 72 11050 West Liberty Drive Milwaukee, WI 1 Federal 29,297 100.0% 795 5,587 4,883 6/9/2011 2006 73 2029 Stonewall Jackson Drive Falling Waters, WV 1 Federal 40,348 100.0% 786 5,062 3,005 3/31/1997 1993 74 5353 Yellowstone Road Cheyenne, WY 1 Federal 122,647 100.0% 1,791 10,661 6,390 3/31/1997 1995 96 11,515,987 95.0% $ 274,646 $ 1,921,945 $ 1,601,940